UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 14, 2014

Plains GP Holdings, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	1-36132	90-1005472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Clay Street, Suite 1600, Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 713-646-4100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02                                           Unregistered Sales of Equity Securities

On November 14, 2014, Plains GP Holdings, L.P. (“PAGP”) issued 69,000,000 Class A shares to Oxy Holding Company (Pipeline), Inc. (“Oxy”) in connection with Oxy’s exercise of its right to exchange (the “Exchange Right”) an equivalent number of each of the following securities for such Class A shares: (i) AAP units representing an economic limited partner interest in Plains AAP, L.P.; (ii) general partner units representing a non-economic membership interest in PAA GP Holdings LLC; and (iii) Class B shares representing a non-economic limited partner interest in PAGP.  The issuance of Class A shares to Oxy in connection with the exercise of the Exchange Right was exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS GP HOLDINGS, L.P.

Date: November 19, 2014	By:	PAA GP Holdings LLC, its general partner

	By:	/s/ Richard McGee
Name: Richard McGee
Title: Executive Vice President